Transactions with Members, Shareholders and Related Parties - Schedule of Receivable, Net (Details) - Intel - USD ($) $ in Millions	Jun. 26, 2021		Dec. 26, 2020		Dec. 28, 2019
Intel receivable
Tax indemnity	$ 9	[1]	$ 8	[1]	$ 10
Total	9		8		10
Intel payable
Tax indemnity	(3)	[1]	(2)	[1]	(4)
Total	(3)		(2)		(4)
Total, net	$ 6	[2]	$ 6	[2]	$ 6

[1]	We have the contractual right of offset of our receivables and payables with Intel.
[2]	As of June 26, 2021, $5 million and $1 million are recorded in Other current assets and Other long-term assets, respectively, on the condensed consolidated balance sheet. As of December 26, 2020, $3 million and $3 million are recorded in Other current assets and Other long-term assets, respectively, on the condensed consolidated balance sheet.